EXHIBIT 10.4
                                   ASSIGNMENTS

                                   ASSIGNMENT

WHEREAS, I, Michael R. Bloom, of 417 West Skaro, St. Peter, Minnesota 56082, have invented certain new and useful improvements in a gas centrifuge device and method for which United States Letters Patent and other intellectual property protection may be available in the United States and in foreign countries, and in which ongoing inventive efforts and development of additional improvements are being conducted by me (all hereinafter referred to as the "Invention"); and

WHEREAS, Fuge Systems, Inc., a corporation of the State of Texas, with offices at 4516 Hitching Post Lane, Plano, Texas 75024 (hereinafter referred to as "Assignee"), is desirous of acquiring my entire right, title and interest in and to the Invention, and in and to the said application and any Letters Patent that may issue thereon;

NOW, THEREFORE, effective as of November 8, 1995, for and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, I do hereby SELL, ASSIGN and TRANSFER unto said Assignee, its successors, assigns and legal representatives the full and exclusive right, title and interest in and to said Invention and in and to any applications and all patents which may be granted therefore, and all divisions, reissues, substitutions, continuations, continuations-in-part and extensions thereof; and I hereby authorize and request the Commission of Patents to issue all patents for said Invention, or patents resulting therefrom, insofar as my interest is concerned, to said Assignee of my entire right, title and interest.

I also hereby SELL and ASSIGN to said Assignee, its successors, assigns and legal representatives the full and exclusive rights, title and interest to said Invention, including improvements, throughout the world, including the right to file applications and obtain patents, utility models, industrial models and designs for said Invention in its own name throughout the world, including all rights of priority, all rights to publish cautionary notices reserving ownership of said Invention and all rights to register said Invention in appropriate registries; and I further agree to execute any and all powers of attorney, applications, assignments, declarations, affidavits, and any other papers in connection therewith necessary to perfect such rights, title and interest in Assignee, its successors, assigns and legal representatives.

I hereby further agree that I will communicate to said Assignee, or to its successors, assigns and legal representatives, any facts known to me respecting any improvements; and, at the expense of said Assignee, to testify in any legal proceedings, sign all lawful papers, execute all divisional, continuation, continuation-in-part, reissue and substitute applications, make all lawful oaths, and generally do everything possible to vest title in said Assignee and to aid said Assignee, its successors, assigns and legal representatives to obtain and enforce proper protection for said Invention in all countries.

IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND THIS 13TH day of May, 1996.

                                                     /S/MICHAEL R. BLOOM
                                                     Michael R. Bloom

STATE OF MINNESOTA                  )
                                    )ss.
COUNTY OF LASUER                    )

ON THIS 13TH day of May, 1996, before me, a Notary Public in and for the State and County aforesaid, personally appeared Michael R. Bloom, known by me to be the person of the above name who signed the foregoing instrument, and acknowledged the same to be his own free act and deed.

                                                /S/LYNN ANN KLUNTZ

                                                Notary Public
                                                My Commission Expires: 1/31/2000

                                   ASSIGNMENT

WHEREAS, I, Michael R. Bloom, of 1110 Clifford Drive, Kasota, Minnesota 56050, have invented certain new and useful improvements in a gas separation centrifuge for which I have made application for United States Letters Patent, the said application having been filed on March 14, 1997, by me and assigned Serial Number 08/819,583 (and I hereby authorize the attorney(s) and agent(s) of record to insert hereon the filing date and serial number of said application, when known); and

WHEREAS, Fuge Systems, Inc., a corporation of the State of Texas, with offices at 4516 Hitching Post Lane, Plano, Texas 75024 (hereinafter referred to as "Assignee"), is desirous of acquiring my entire right, title and interest in and to the Invention, and in and to the said application and any Letters Patent that may issue thereon;

NOW, THEREFORE, for and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, I do hereby SELL, ASSIGN and TRANSFER unto said Assignee, its successors, assigns and legal representatives the full and exclusive right, title and interest in and to said Invention and in and to said application and all patents which may be granted therefor, and all divisions, reissues, substitutions, continuations, continuations-in-part and extensions thereof; and I hereby authorize and request the Commissioner of Patents to issue all patents for said Invention, or patents resulting therefrom, insofar as my interest is concerned, to said Assignee of my entire right, title and interest.

I also hereby SELL and ASSIGN to said Assignee, its successors, assigns and legal representatives the full and exclusive rights, title and interest to said Invention disclosed in said application throughout the world, including the right to file applications and obtain patents, utility models, industrial models and designs for said Invention in its own name throughout the world, including all rights of priority, all rights to publish cautionary notices reserving ownership of said Invention and all rights to register said Invention in appropriate registries; and I further agree to execute any and all powers of attorney, applications, assignments, declarations, affidavits, and any other papers in connection therewith necessary to perfect such rights, title and interest in Assignee, its successors, assigns and legal representatives.

I hereby further agree that I will communicate to said Assignee, or to its successors, assigns and legal representatives, any facts known to me respecting any improvements; and, at the expense of said Assignee, to testify in any legal proceedings, sign all lawful papers, execute all divisional, continuation, continuation-in-part, reissue and substitute applications, make all lawful oaths, and generally do everything possible to vest title in said Assignee and to aid said Assignee, its successors, assigns and legal representatives to obtain and enforce proper protection for said Invention in all countries.

IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND THIS 26TH day of March, 1997.

                                                     /S/MICHAEL R. BLOOM
                                                     Michael R. Bloom

STATE OF MINNESOTA                  )
                                    )ss.
COUNTY OF                           )

ON THIS 26TH day of March, 1997, before me, a Notary Public in and for the State and County aforesaid, personally appeared Michael R. Bloom, known by me to be the person of the above name who signed the foregoing instrument, and acknowledged the same to be his own free act and deed.

                                                 /S/TIMOTHY J. GRASOW

                                                 Notary Public
                                                 My Commission Expires: 1/31/00